                                                                   EXHIBIT 10.20



                      INTER-COMPANY CROSS LICENSE AGREEMENT

        This Agreement is entered into as of this 19th day of May, 1998 by and between Internet Commerce Services Corporation, a Delaware corporation, with its principal place of business at 550 S. Winchester Boulevard, Suite 300, San Jose, CA 95128 (hereafter "ICS") and software.net Corporation, a California corporation previously known as CyberSource Corporation, with its principal place of business at 3031 Tisch Way, Suite 900, San Jose, CA 95128 (hereafter "software.net").

                                    RECITALS

        A. WHEREAS, the parties entered into that certain Conveyance Agreement dated December 31, 1997 (hereafter "Conveyance Agreement"), which among other things, conveyed, transferred and assigned from CyberSource Corporation to Internet Commerce Services Corporation all intellectual property and other assets of the "back office" aspects of the internet commerce services business of CyberSource Corporation; and

        B. WHEREAS, in furtherance of the Conveyance Agreement, [ * ]

        C. WHEREAS, on or about April 22, 1998, CyberSource Corporation changed its name to software.net Corporation; and

        D. WHEREAS, on or about April 23, 1998, the parties entered into that certain Inter-Company Cross License Agreement (the "Original Cross-License Agreement") for the purposes of clarifying the ownership of such intellectual property which has not been specifically described in the foregoing assignments and to set forth the terms for the cross licensing of technology, data and information held by each party; and

        E. WHEREAS, the parties now desire to amend the Original Cross License Agreement for the purposes of clarifying the terms of the Original Cross License Agreement.


                                    AGREEMENT

        In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree that the Original Cross License Agreement shall be amended and restated as follows:

        1. DEFINITIONS. The following definitions shall apply to this Agreement and each of the Schedules attached hereto.

               1.1. "Internal use" (with or without capitalization) shall mean use only by IP Licensee's employees, agents or authorized representatives on computer systems controlled by IP Licensee.

               1.2. "IP Owner" shall mean a party which is the owner of the particular technology or intellectual property as identified in Section 2 hereunder.

               1.3. "IP Licensee" shall mean a party which is the licensee for a particular technology or intellectual property as identified in Section 3 hereunder.

               1.4. "Licensed IP" shall mean the particular technology or intellectual property which is cross licensed under Section 3, herein.

        2.     OWNERSHIP OF INTELLECTUAL PROPERTY

               2.1 software.net acknowledges, agrees and affirms that, as between software.net and ICS, ICS is the sole and exclusive owner of the following, and that nothing else was transferred to ICS under the Conveyance Agreement except for the following:

                      2.1.1. That SmartCert Technology as described in Schedule 2.1.1, attached hereto (hereafter "SmartCert"), including without limitation, any and all improvements, enhancements and modifications thereto created and developed by either or both parties on or before December 31, 1998;

                      2.1.2. Those certain inventions as described in the patent applications identified in Schedule 2.1.2, attached hereto ("Patents Pending");

                      2.1.3. Those certain "back office" technologies and systems as described in Schedule 2.1.3, attached hereto (hereafter "Backoffice Systems");

                      2.1.4. The rights to licenses of software and other intellectual property acquired from third parties in connection with ICS's internet commerce operations as described in Schedule 2.1.4, attached hereto (hereafter "ICS Third Party Software"), subject to any required consents to assignment which have not been obtained; and

                      2.1.5. The trademarks and service marks and applications thereof described in Schedule 2.1.5, attached hereto (hereafter "ICS Trademarks, Services Marks and Applications Thereof").

               2.2. ICS acknowledges, agrees and affirms that as between software.net and ICS, software.net is the sole and exclusive owner of the following:

                      2.2.1. That software known as "Cache Manager", but excluding the underlying SmartCert Technology, as described in Schedule 2.2.1 attached hereto (hereafter "Cache Manager"), including without limitation any and all improvements, enhancements and modifications thereto created and developed by either or both parties on or before December 31, 1998;

                      2.2.2. That certain database of customer information, as described in Schedule 2.2.2, attached hereto (hereafter "Customer Database");

                      2.2.3. That certain software which comprises software.net's internet software and digital content superstore and related server engine as described in Schedule 2.2.3, attached hereto (hereafter "Store Engine");

                      2.2.4. The rights to licenses of software and other intellectual property acquired from third parties in connection with software.net's operations as described in Schedule 2.2.4, attached hereto (hereafter "software.net Third Party Software"); and

                      2.2.5. The trademarks and service marks and applications thereof described in Schedule 2.2.5, attached hereto (hereafter "software.net Trademarks, Service Marks and Applications Thereof").

               2.3. The parties acknowledge, agree and affirm that the utility tools set forth in Schedule 2.3, attached hereto (hereafter "Jointly Owned Utility Tools") are jointly owned by both parties and may be freely used by either party without accounting to each other.

               2.4. Ownership of any other inventions not cited in above sections 2.1, 2.2 and 2.3, which were made by the parties on or before June 30, 1998 ("Background Inventions") shall be as follows:

                      2.4.1. If made exclusively by one party, then such Background Inventions shall be the property of that party.

                      2.4.2. If made jointly by both parties, then such Background Inventions shall be jointly owned without accounting to each other. In the case of a jointly filed patent application, the patent expenses shall be divided equally between the parties. If either party elects not to file an application on a joint Background Invention and/or not pay its share of the expenses thereof, the other party may file at its own expense and shall have sole control of the prosecution thereof. The party not participating in the prosecution thereof shall remain liable for its share of the expenses for prosecution of the application unless it assigns its entire interest in the Background Invention to the prosecuting party.

               2.5. Ownership of improvements, enhancements and modifications made by the parties after December 31, 1998 and before January 1, 2000 to any of the technologies and information which are licensed under sections 3.1 and 3.3, herein (hereafter "Enhancements") shall be treated as follows:

                      2.5.1. If made exclusively by one party, then such Enhancements shall be the property of that party.

                      2.5.2. If made jointly by both parties, then such Enhancements shall be jointly owned without accounting to each other. In the case of a jointly filed patent application, the patent expenses shall be divided equally between the parties. If either party elects not to file an application on a jointly owned Enhancement and/or not pay its share of the expenses thereof, the other party may file at its own expense and shall have sole control of the prosecution thereof. The party not participating in the prosecution thereof shall remain liable for its share of the expenses for prosecution of the application unless it assigns its entire interest in the Enhancement to the prosecuting party.

               2.6. Each of the parties agrees to execute, acknowledge, and deliver as necessary any instruments confirming the ownership by the other in accordance with this Section 2.

        3. CROSS LICENSES.

               3.1. SmartCert. ICS hereby grants to software.net, and software.net accepts, a worldwide, perpetual, irrevocable, royalty-free license with respect to the SmartCert Technology in object and source code (including all related user documentation) as follows:

                        3.1.1. a non-exclusive license for software.net's
                internal use only, which license shall also include the right to reproduce and modify;

                        3.1.2. a license to modify the SmartCert software for
                the purposes of merging it into Cache Manager alone or Cache Manager in combination with other software (including all related user documentation) developed, owned or licensed by software.net and to reproduce and sublicense the merged product (but not the SmartCert software alone) directly to, and for use by, enterprises (including without limitation corporations, partnerships, sole proprietorships and universities) and governmental agencies, provided:

                                3.1.2.1. sublicenses of the merged product to
                        the U.S. Government or other governmental agencies shall be as "restricted computer software" or "limited rights data" as set forth in "Rights in Data - General" at 48 CFR 52.227-14, or as "commercial computer software" or "commercial computer software documentation" under DFARS 252.227-7015, or under such other similar applicable terms and conditions to prevent the transfer of rights in and to the technology to the government other than under normal commercial licensing terms and conditions; and

                                3.1.2.2. sublicenses of the merged product shall
                        not include the right to further sublicense to another party the merged product;

                3.1.3. software.net shall keep the source code for the SmartCert Technology confidential in accordance with Section 6, below.

        3.2. Patents Pending. In the event that letters patent issue from the Patents Pending, ICS grants to software.net, and software.net accepts, a worldwide, perpetual, irrevocable, royalty-free, nonexclusive license to practice any and all methods, systems and other inventions described in said letters patent with the following conditions:

                3.2.1. Such license shall not include the right to sublicense, except in conjunction with, and only to the extent as necessary to give effect to, the sublicense of any software, products or technology licensed by ICS to software.net pursuant to any other license which may be granted in writing by ICS to software.net, including the license set forth in above Section 3.1.

                3.2.2. Such license shall not in any way convey, grant or transfer to software.net any right to use any software, technical data or physical device owned by ICS, including without limitation, the SmartCert Technology, its object code, source code and related documentation. Any right to use such software, technical data or physical device shall be governed by a separate license agreement, or in the case of the SmartCert Technology, shall be governed by above section 3.1.

        3.3. Cache Manager. software.net hereby grants to ICS, and ICS accepts, a non-exclusive, worldwide, perpetual, irrevocable, royalty-free license with respect to the Cache Manager software in source and object codes (including all related user documentation) as follows:

                3.3.1. such license shall be for ICS's internal use only, and shall include the right to reproduce and modify the source and object codes;

                3.3.2. such license shall not permit any right to sublicense;
        and

                3.3.3. ICS shall keep the source code for the Cache Manager confidential in accordance with Section 6, below.

        3.4. Customer Database. software.net hereby grants to ICS, and ICS accepts, a non-exclusive, worldwide, perpetual, irrevocable, royalty-free license with respect to the Customer Database as follows:

                3.4.1. Customer Database shall be used only as part of the fraud detection and verification system owned by ICS, including without the limitation, the IVS system, and shall include the right to reproduce and modify;

                3.4.2. sublicensing of the Customer Database is not permitted except in conjunction with the sublicensing of ICS's fraud detection and verification system provided that (i) sublicensees are expressly prohibited under such sublicenses from using the Customer Data for any purpose other than for fraud detection and verification utilizing ICS's fraud detection and verification system, (ii) sublicensees shall not have access to the raw, human-readable Customer Database, but shall have only access to the evaluated scores derived from the utilization of the fraud detection and verification system, (iii) such sublicensees shall agree under said sublicenses that any such breach of said limitation of use by sublicensee shall constitute irreparable injury which shall entitle ICS and software.net to extraordinary remedies, including without limitation, injunctive relief, and (iv) ICS indemnifies and holds harmless software.net for any and all damages and losses suffered by software.net resulting from any breach of said limitation of use by any of such sublicensees, including without limitation any and all attorneys' fees and costs to enjoin the unlawful use of the Customer Data caused by such breach; and

                3.4.3. ICS shall keep the Customer Database confidential in accordance with Section 6, below.

        3.5. Background Inventions. If any letters patent should issue on Background Inventions which are owned exclusively by one party ("Single Owner Background Patents"), the parties agree as follows:

                        3.5.1. The owner of the Single Owner Background Patent
                shall grant to the other party a worldwide, perpetual, irrevocable, royalty-free, nonexclusive license, without the right to sublicense, to practice any and all methods, systems and inventions contained in the Single Owner Background Patent;

                        3.5.2. Such license to practice the Single Owner
                Background Patent does not convey in any way to the licensee any right to use any of the licensor's software, technical data or physical device in connection with the Single Owner Background Patent. Such use of the licensor's software, technical data or physical device shall be governed by a separate license to be negotiated and agreed to by the parties.

               3.6. Relations Back to Date of Conveyance Agreement. Each of the licenses of the Licensed IP by the IP Owners to the IP Licensees as set forth in this Agreement shall be effective as of December 31, 1997, the effective date of the Conveyance Agreement.

        4. MOST FAVORED TERMS FOR ENHANCEMENTS. A party owning exclusively a Enhancement is not required to offer such Enhancement to any entity. However, if the party owning such Enhancement should offer such Enhancement to any third party, it shall offer to the other party under this Agreement such Enhancement under terms and conditions which are at least as favorable to the best terms and conditions offered to any other third party under similar circumstances. If at any time more favorable terms and conditions are granted to any third party pertaining to such Enhancement, the party acting as IP Owner or grantor shall notify the other party herein and, if the other party so elects, shall be automatically become entitled to such more favorable terms and conditions.

        5. LIMITATION OF WARRANTY. DISCLAIMER OF WARRANTIES. EACH OF THE TECHNOLOGIES, INFORMATION AND INTELLECTUAL PROPERTIES LICENSED HEREUNDER ARE PROVIDED "AS IS" WITH ALL FAULTS AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES. THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE, ACCURACY, AND EFFORT IS WITH THE IP LICENSEE. THIS DISCLAIMER OF WARRANTY EXTENDS TO THE RESPECTIVE IP LICENSEES AND IP LICENSEE'S CUSTOMERS AND END-USERS AND IS IN LIEU OF ALL WARRANTIES AND CONDITIONS WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT WITH RESPECT TO THE LICENSED TECHNOLOGIES AND INTELLECTUAL PROPERTIES.


        6. CONFIDENTIALITY. The Customer Database, the Patents Pending, Backoffice Systems and the source code for SmartCert, Cache Manager and the Store Engine and all documentation and information designated by the party disclosing the information (the "Disclosing Party") as proprietary and confidential, including without limitation drawings, computer program listings, techniques, algorithms and processes and technical and marketing information which are supplied by the Disclosing Party in connection with this Agreement or which have been treated by either of the parties heretofore as proprietary and confidential (the foregoing shall be collectively referred to hereafter as "Confidential Information") shall be treated confidentially by the recipient of Confidential Information ("Recipient") and its employees, and shall not be disclosed by the Recipient without Disclosing Party's prior written consent. Each party shall have an appropriate agreement with each of its employees having access to the Confidential Information sufficient to enable the party to comply with all terms of this Agreement. Each party agrees to protect the Confidential Information with the same (but in no case less than reasonable) standard of care and procedures it uses to protect its own trade secrets and proprietary information.

        7. INDEMNITY.

               7.1. Each IP Licensee shall indemnify and hold harmless the IP Owner for any and all third party claims based on the IP Licensee's usage of the Licensed IP, excluding any third party claim based on a claim that Licensed IP infringes the third party's patent, copyright, trademark or other proprietary right.

               7.2. The indemnities set forth in sections section 3.4.2 and 7.1, above, will not apply to the extent the party claiming the indemnification was responsible for giving rise to the matter upon which the claim for indemnification is based and will not apply unless the party claiming indemnification promptly notifies the other of any matters in respect of which the indemnity may apply and of which the notifying party has knowledge and gives the other full opportunity to control the response thereto and the defense thereof, including without limitation any agreement relating to the settlement thereof.

        8. LIMITATION OF LIABILITY. EXCEPT FOR LIABILITY FOR PERSONAL INJURY AND PHYSICAL PROPERTY DAMAGE, THE INDEMNITY PROVISIONS OF SECTION 3.4.2, ABOVE, AND A BREACH OF THE CONFIDENTIALITY PROVISIONS OF SECTION 6, ABOVE, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO SUCH DAMAGES ARISING FROM BREACH OF CONTRACT OR WARRANTY OR FROM NEGLIGENCE OR STRICT LIABILITY), OR FOR INTERRUPTED COMMUNICATIONS, LOST DATA, LOST PROFITS, LOST SAVINGS, OR ANY COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES ARISING OUT OF OR RESULTING FROM THIS AGREEMENT, EVEN IF THE PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

        9. MARKINGS. In conjunction with the licenses granted herein, the respective IP Licensee shall agree to place such markings, notices and legends as requested by the IP Owner for purposes of preservation of rights under patent, copyright, trademark or other proprietary rights.

        10. TERMINATION. Any IP Licensee may terminate its license for the applicable Licensed IP by giving written notice and returning to the IP Owner all copies of the Licensed IP in its possession. All sublicenses and licenses, if any, granted by the IP Licensee as permitted under the terms of this Agreement shall continue under their own terms.

        11. GENERAL

               11.1. Governing Law. This Agreement shall be governed and interpreted by the laws of the State of California, excluding its conflict of laws provisions. The parties agree that any action brought for any dispute between the parties relating to this Agreement shall take place in, and the parties consent to jurisdiction of, the Superior Court for the County of Santa Clara or the United States District Court for the Northern California District in San Jose, California.

               11.2. Irreparable Injury. The parties agree that a violation or breach of Sections 3, 4, 6 and 9, herein, will result in irreparable injury and agree that such provisions shall be specifically enforced by the injured party.

               11.3. Severability; Waiver. If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. The parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision. The waiver by either party of a breach of any provision of this Agreement will not operate or be interpreted as a waiver of any other or subsequent breach.

               11.4. Headings. Headings used in this Agreement are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section or in any way affect this Agreement.

               11.5. Successors and Assigns. This Agreement, and the licenses herein granted, will inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns, but will not be assigned by either party, except to a wholly-owned subsidiary or to a party acquiring substantially all of its business and assuming all of its obligations and liabilities, without the written consent of the other party. In the event of any assignment, the transferor or assignor will remain obligated to perform its own obligations and, in addition, will be jointly liable for the proper performance of the obligations of the transferee or assignee pursuant to this Agreement.

               11.6. Notice. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified above or at such other address as the party shall specify in writing. Such notice shall be deemed given: upon personal delivery; if sent by telephone facsimile, upon confirmation of receipt; if sent by electronic mail, upon confirmation of receipt; or if sent by certified or registered mail, postage prepaid, five (5) days after the date of mailing.

               11.7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

               11.8. Entire Agreement. This Agreement, including any exhibits attached hereto, and the Conveyance Agreement sets forth the entire understanding and agreement of the parties and supersedes any and all oral or written agreements or understandings between the parties, including without limitation the Original Cross License Agreement, as to the subject matter of this Agreement. It may be changed only by a writing signed by both parties. Neither party is relying upon any warranties, representations, assurances or inducements not expressly set forth herein.

        IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement as of the date first written above.

SOFTWARE.NET CORPORATION:               INTERNET COMMERCE SERVICES
                                        CORPORATION:


By: /s/ Jim Lussier                     By: /s/ W.S. McKiernan
   --------------------------------        -------------------------------

Title: V.P., Business Operations        Title: President & CEO
      -----------------------------           ----------------------------

Fax:  415-241-8258                      Fax: 408-241-8270
    -------------------------------         ------------------------------

E Mail: jiml@software.net               E Mail:  billm@cybersource.com
       ----------------------------             --------------------------

                                 SCHEDULE 2.1.1
                              SMARTCERT TECHNOLOGY

        All right, title, interest, and benefit (including to make, use, or sell under patent law; to copy, adapt, distribute, display, perform, transmit and access under copyright law; and to use and disclose under trade secret law) in and to all United States and foreign patents and patent applications, patent license rights, patentable inventions, trade secrets, trademarks, service marks, trade names (including, in the case of trademarks, service marks and trade names, all goodwill appertaining thereto), copyrights, technology licenses, know-how, confidential information, shop rights, and all other intellectual property rights owned or claimed in the following:

               That certain software program, in object code and source code, called SmartCert by the parties, which program is used to deliver products electronically together with marketing and promotional information. Such program, among other things, tracks the transmission of electronically distributed software and has features which enables interrupted downloads to be resumed without reloading the entire product.

                                 SCHEDULE 2.1.2
                                 PATENTS PENDING

[*]        which has been recorded with the United States Patent & Trademark
Office, all right, title and interest (including without limitation, all divisional, continuing, substitute, renewal and reissue applications thereof) in and to the following applications pending with the United States Patent & Trademark Office:


TITLE                                                    APPLICATION NO.           FILING DATE
-----                                                    ---------------           -----------
[*]                                                       [*]                       [*]

[*]                                                       [*]                       [*]

[*]                                                       [*]                       [*]


                                 SCHEDULE 2.1.3
                               BACK OFFICE SYSTEMS

        All right, title and interest in those backoffice software systems which are operated by ICS as of the date of this Agreement, except as otherwise specified in Section 2.2 of this Agreement, including without limitation:

        1.   Payment processing system

        2.   IVS system

        3.   Export and territory management system

        4.   Fulfillment house notification system

        5.   Rights management system

        6.   Global rights registry (old LCH) database system

        7.   US sales tax calculation system

        8. IBM/SMS NetTrade Finance system for international currency payment processing

        9.   VAT calculation system

        10. Digital warehouse for storing and downloading digital products like software

        11. Simple Commerce Messaging Protocol (SCMP) client libraries and related server libraries and functions

        12. Digital Commerce Component (DCC), an SCMP implementation over Windows NT for Microsoft Site Server

        13. Payment processing software for direct connection to FUSA and other processors

        14. SmartReg web site and associated images, scripts and server components

        15. www.cybersource.com web site and associated images, scripts, server components and worldwide registered use of name

        16. www.esdmap.org web site and associated images, scripts, server components and worldwide registered use of name

        17.  CommerceFLEX and all components

        18.  CommerceEZ and all related components

        19. The EDI message and transaction processing systems and infrastructure

        20.  The Thin Server framework and application concepts

                                  SECTION 2.1.4
                            ICS THIRD PARTY SOFTWARE

        All rights to the licenses from third parties for products which are used by ICS in its operations, including without limitation:

        1.   Vertex tax system

        2.   Sybase

        3.   CyberCash system for payment processing

        4.   IC Verify system for payment processing

        5. Operating system software from SUN supporting for all servers owned by ICS

        6.   Development tools (software) from SUN and Microsoft for platforms

        7.   SUN Net Manager

                                 SCHEDULE 2.1.5
             ICS TRADEMARKS, SERVICE MARKS AND APPLICATIONS THEREOF



        A. Subject to the Assignment of Marks dated March 26, 1998, all right, title and interest in and to the following trademarks, service marks and applications thereof, together with all goodwill appertaining thereto:

UNITED STATES MARK                               USPTO REGISTRATION NO.
------------------                               ----------------------
CYBERSOURCE                                      2,006,769



UNITED STATES MARK                               USPTO APPLICATION SERIAL NO.
------------------                               ----------------------------
CYBERSOURCE                                      75/411012

IVS                                              75/310542

COMMERCEEZ                                       75/240894

COMMERCEFLEX                                     75/240895

SMARTCERT                                        75/417912



        B. All right, title and interest in and to the following trademarks, service marks and applications thereof, together with all goodwill appertaining thereto:

INTERNATIONAL MARK                               COUNTRY                   APPLICATION NO.
------------------                               -------                   ---------------
CYBERSOURCE                                      European Union (CTM)      000678391

CYBERSOURCE                                      Canada                    0869935

SMARTCERT                                        European Union (CTM)      000728253

SMARTCERT                                        Canada                    0869936

                                 SCHEDULE 2.2.1
                                  CACHE MANAGER

        All right, title, interest, and benefit (including to make, use, or sell under patent law; to copy, adapt, distribute, display, perform, transmit and access under copyright law; and to use and disclose under trade secret law) in and to all United States and foreign patents and patent applications, patent license rights, patentable inventions, trade secrets, trademarks, service marks, trade names (including, in the case of trademarks, service marks and trade names, all goodwill appertaining thereto), copyrights, technology licenses, know-how, confidential information, shop rights, and all other intellectual property rights owned or claimed in the following (excluding the SmartCert Technology, which is owned by ICS):

               That software, in object code and source code, called Cache Manager by the parties, which works in conjunction with the SmartCert software to enable a cache of downloaded software at locations inside a customer's firewall. Cache Manager enables the distribution of caches of software to locations within an enterprise, ensuring a large enterprise that the current release of software programs is available to staff with minimal management intervention.

                                 SCHEDULE 2.2.2
                                CUSTOMER DATABASE

        All right, title and interest in the information gathered by software.net related to its customers and which information has been used by ICS in its fraud detection and verification system as of April 23, 1998.

                                 SCHEDULE 2.2.3
                                THE STORE ENGINE



        All right, title and interest in the software and digital content superstore software systems (the "Store Engine" systems) which are operated by software.net as of the date of this Agreement, except as otherwise specified in
Section 2.1 of this Agreement, including without limitation:

               The computer software, in object code and source code, which is based on a distributed transaction processing model that runs the entire software.net site, excluding any ownership rights to software that is licensed by ICS or third parties to software.net.

               Any and all software (source and object) related to the webpages produced by either or both parties since its inception appertaining to the software.net URL.

                                 SCHEDULE 2.2.4
                        SOFTWARE.NET THIRD PARTY SOFTWARE

        All rights to the licenses from third parties for products which are used by software.net in its operations, including without limitation:

        1.   Netscape web servers

        2. Any and all operating system and development tools software licensed for machines owned by software.net

        3. All software licensed from Microsoft under the internal use agreement between Microsoft and software.net

        4. Such other business applications resident on systems owned by software.net

        5.   Solomon accounting software

        6.   Quickbooks accounting software

                                 SCHEDULE 2.2.5
         SOFTWARE.NET TRADEMARKS, SERVICE MARKS AND APPLICATIONS THEREOF

        All right, title and interest in and to the following trademarks, service marks and applications thereof, together with all goodwill appertaining thereto:


UNITED STATES MARK                               USPTO SERIAL NO.
------------------                               ----------------
SOFTWARE.NET                                     74/565186

SOFTWARE.NET plus DESIGN                         75/304973

SOFTWARE TV                                      75/371655

DIGITAL GEAR                                     75/442168

                                  SCHEDULE 2.3
                           JOINTLY OWNED UTILITY TOOLS

        Any and all internally written tools to monitor the correct operation of web servers, routers and other network equipment created by either or both parties on or before the date of this Agreement.